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                                                                EXHIBIT 4.1

                               ARAMEX [LOGO]

                                  ARAMEX
                               INTERNATIONAL
                                 LIMITED


                                                     COMMON SHARES
INCORPORATED IN THE ISLANDS OF BERMUDA
    UNDER THE COMPANIES ACT, 1981
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
       THIS CERTIFIES THAT                             CUSIP 604450 10 5


is the owner of


         FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF
                      $.01 EACH OF THE COMMON SHARES OF
                        ARAMEX INTERNATIONAL LIMITED
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Memorandum of Association and Bye-Laws of the Company and all amendments thereof to all of which the holder by acceptance hereof assents and shall be transferable in accordance therewith.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                          [SEAL]



     PRESIDENT, DEPUTY CHAIRMAN
     AND CHIEF EXECUTIVE OFFICER                           CHAIRMAN OF THE BOARD


COUNTERSIGNED AND REGISTERED:
  CONTINENTAL STOCK TRANSFER & TRUST COMPANY
              (Jersey City, NJ)
                               TRANSFER AGENT
                                AND REGISTRAR,

BY

                           AUTHORIZED OFFICER


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FOR VALUE RECEIVED ------------------------------------------------------------
                            (fill in amount for purposes of stamp duly)

-------------------------------------------------------------------------------
                                  (name in full of Transferor)


hereby sell, assign and transfer unto -----------------------------------------
                                             (name in full of Transferee)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                      (address)

----------------------------------------------------------------- Common Shares
represented by the within Certificate.

Dated ------------------------------

In the presence of:

-------------------------------------      ------------------------------------
                                                      (Transferor)

-------------------------------------
        (2 witnesses sign here)

In the presence of:

-------------------------------------

                                           ------------------------------------
                                                      (Transferee)

-------------------------------------
         (2 witnesses sign here)




Signature(s) Guaranteed:

-------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17AD-15.